EXHIBIT 99.1

1 AMPGW AmpliTech Group Investor Presentation NASDAQ: AMPG December 2022

Investor Presentation December 2022 Nasdaq: AMPG Forward Looking Statements Certain information in this presentation contains forward‐looking statements which are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. We use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward‐looking statements. Forward‐looking statements in this presentation include, but are not limited to, statements about our growth opportunities, our business markets, and our anticipated revenue results. Forward‐looking statements could be affected by factors including, without limitation: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that acquired businesses will not be integrated with AmpliTech Group, Inc. (“AmpliTech” or the “Company”), successfully; the possibility of disruption from recent acquisitions which could make more difficult to maintain business and operational relationships or retain key personnel; the nature and timing of receipt of, and AmpliTech’s performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of contracts; adjustments to gross profits on long‐term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions, risks associated with potential legal proceedings, customer claims for indemnification and other similar matters; risks associated with the COVID‐19 pandemic and related supply chain disruptions; supply costs and inflationary pressures; and other factors described in this and AmpliTech's other filings with the SEC. AmpliTech does not undertake any duty to update any forward‐looking statements contained herein. 2

OVERVIEW

AmpliTech Group, Inc. designs, develops, manufactures, and distributes state-of-the-art radio frequency (RF) microwave components for the global satellite communications, telecom (5G & IoT), space, defense, and quantum computing markets and provides systems and component design consulting services.

AmpliTech is proud of its focused team's unique skills, experience, and dedication, which enables the delivery of superior solutions, faster time to market, competitive pricing, excellent customer satisfaction, and repeat business.


Spectrum Semiconductor Materials
San Jose, Silicon Valley, CA
AGMDC MMIC Design Center
Plano, TX
AmpliTech Group, HQ
AmpliTech Inc.
Specialty Microwave
AG True G Speed Services
Hauppauge, NY

Investor Presentation December 2022 - Nasdaq: AMPG

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ON THE CUSP OF A NEW CHAPTER Industry innovators transitioning AmpliTech to system solutions for true 5G speeds, centered around Company’s industry leading high performance low noise amplifiers (LNAs) 5G is breaking into mainstream, infrastructure needs are rapidly Multiplying Expanding Blue Chip customer base demanding system solutions Future growth driven by new products and services New MMIC chip designs with industry-leading low noise performance Acquisition of Spectrum increases global distribution and specialized packaging for semiconductor chips Launch of TGSS will provide managed Communications-as-a- Service (CaaS), a subscription-based support site service Achieved profitability in Q3 2022 Highly invested management team with 33% insider holdings Image from FreePik.com 4 Investor Presentation December 2022 - Nasdaq: AMPG

INDUSTRY LEADING REPUTATION BUILT ON HIGH PERFORMANCE PRODUCTS Over 20 years track record of developing high performance, custom solutions to meet the unique needs of some of the world’s largest companies Key products include Low Noise Amplifiers (LNAs) Microwave Monolithic Integrated Circuits (MMIC chips) Satellite Communication Equipment/Radio Networks Packages and lids for Integrated Digital and RF Microwave Circuit assemblies Most recently, managed 5G communication and ORAN integration services (TGSS) AmpliTech LNA’s known for state-of-the-art performance communication systems Increased signal bandwidth and system reliability Optimized Gain/Signal-to-Noise Ratio 5 Investor Presentation December 2022 - Nasdaq: AMPG

6 LEVERAGING DIVISIONAL SYNERGIES Analog Systems AmpliTech Inc: Manufactures LNAs & Cryogenic LNAs optimized for Signal Gain/ Low Noise figures. The lower the noise in a signal, the faster data transmit/receive speeds are achieved Specialty Microwave: Manufactures satcom components such as waveguides and subsystems RF Microwave / Digital Systems AGMDC: Allows AmpliTech Inc core LNA technology to be offered in smaller MMIC designs that customer are demanding, including customized configurations Spectrum Semiconductors: Leveraging recent acquisition for IC packaging and positioning to distribute MMIC chips launching in FY 2023 Managed Systems TGSS Services: Recently launched to design, build, test, deploy, and maintain 5G systems that leverage all products Investor Presentation December 2022 - Nasdaq: AMPG

COMPANY LEADERSHIP Fawad Maqbool Founder, Chairman and CEO Over 36 years experience in the RF microwave industry, (MSEE degree in Microwave Engineering, BSEE degree in Biomedical Engineering) Louisa Sanfratello, CPA CFO and Director Over 30 years of experience as CPA and Controller for private and public companies Jorge Flores, MBA COO Over 35 years of experience in Operations Management and Program Management Investor Presentation December 2022 - Nasdaq: AMPG 7

BOARD OF DIRECTORS Matthew Kappers has served as a director of the Company since January 2021. Mr. Kappers serves as the chairman of the Nominating and Corporate Governance Committee. In addition to his M&A background, Mr. Kappers has been the COO and CFO of several small - medium-sized privately held companies. Mr. Kappers earned a B.A. degree from Vanderbilt University and a MBA degree from Miami University Andrew Lee has served as a director of the Company since January 2021. Mr. Lee serves as the chairman of the Audit Committee. Mr. Lee is a licensed CPA. He earned an MBA degree from Washington State University and a Bachelor of Business Administration, with concentrations in Finance and Accounting, from Walla Walla University Louisa Sanfratello, CPA CFO and Director Fawad Maqbool Founder, Chairman and CEO Dan Mazziota is a former Board Member of M/A-COM and interlocking Board of Linkabit, where he shared board duties with founders Dr. Irwin Jacobs and Dr. Andrew Viterbi. Mr. Mazziota is currently the Chairman of the Compensation Committee on AmpliTech’s Board of Directors 8 Investor Presentation December 2022 - Nasdaq: AMPG

EXPERIENCED BOARD OF ADVISORS Ruth Sklar is founder and president of RSA Executive Search, a 30 +year boutique search firm specializing in consulting and key executive placement services for public and private entrepreneurial organizations. A graduate of Pratt Institute, former educator and Advertising/Marketing Executive, Ruth has served as a member of YPO, and Board Advisor to Vistage, an international CEO and President leadership organization. Currently she serves as an Advisor to the Board of AmpliTech Group. Rob Giunta serves on the Board of Advisors and offers a diverse technical and investment banking background. His experience and perspective in science, engineering, IT management and finance is a great asset to AmpliTech. Rob holds a BS in physics from Drexel University, an MSEE from Stanford University, and the CFA charter (retired). 9 Investor Presentation December 2022 - Nasdaq: AMPG

MARKET OPPORTUNITY - OUR LNAs & Thousands of LEO/MEO satellite constellations being launched Existing product Near-term potential Hundreds of MIMO antennas Smartphones, laptops, tablets, PDAs, wearables Qorvo Globe Newswire, 2019 Forbes, 2019 Statista, 2010 Security Today, 2020 Small cells Over 6 million small/micro cells expected to be deployed or upgraded in 2020, growing to 10+ million in 20251 Satellite links Multiple satellite links feed small cell and ground station networks for cloud data access Access Point/Wi- Fi Base Stations U.S currently has 220,000 cell towers, 1 million will be needed to fully implement 5G2,3 Mobile devices Over 7.3 billion mobile phones expected to be in use by 20224 , 75 billion connected devices expected by 20255 MMICs ARE KEY TO THE 5G ECOSYSTEM 10 Investor Presentation December 2022 - Nasdaq: AMPG

RAPIDLY EXPANDING TARGET MARKETS

AMPLITECH GROUP

Wireless Power Transmission, Satcom, Space Products[1]

Projected to reach US$35.2 billion by 2030, a 10-year CAGR of 21%

North America accounts for $2.0 billion in 2020, estimated to reach $11.8 billion by 2030, a CAGR of 21%.

→ Standard & Custom LNA's, MMICS and Cryogenic Networks

5G, Internet of Things[2]

The 5G services market size is projected to surpass ~$1.87 trillion by 2030, an 8-year CAGR of 45%.

→ Standard & Custom LNA's Custom MMIC's

Defense and IT Security[3]

Market valued at $185 billion in 2021 and is expected to grow at a 12% CAGR from 2022 to 2030.

→ AmpliTrust Security

Quantum Computing/ Blockchain[4,5]

Market projected to reach $5.9 billion by 2025, expected to reach $39 billion by 2025[5].

→ Cryogenic LNA's

1. Allied Market Research
2. Globe Newswire, 2022
3. Grand View Research
4. PR Newswire
5. Statista

Investor Presentation December 2022 - Nasdaq: AMPG

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MAJOR INDUSTRIES SERVED

AMPLITECH GROUP

Custom and Standard Amplifiers for Defense, Commercial, and High-End Niche Markets

Applications for AmpliTech Products



Airline Wi-Fi
F-15 IFM
GPS Satellite
UAV/ RPV
AmpliTech
Amplifying Global Communications
4G / 5G LTE
Wireless Base Station
Radar
Ground Station /
SATCOM



Commercial

Existing high quality products for a variety of industries, or specialized custom solutions



Military

State-of-the-art microwave amplifiers with proven performance and support



SATCOM

Providing superior products for the satcom, communications and broadcast industries



IoT

Building out products to support IoT infrastructure



Space

Reliable and rugged amplifiers designed for space or flight applications



Quantum Computing

Readily available LNA products to support development of quantum computing

Investor Presentation December 2022 - Nasdaq: AMPG

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AMPLITECH INC. DIVISION

AMPLITECH GROUP

AmpliTech
Amplifying **Global** Communications

AmpliTech Group, Inc. designs, develops, and manufactures state-of-the-art radio frequency (RF) microwave components for:

- Global Satellite Communications
- Telecom (5G & IoT)
- Space
- Defense
- Quantum Computing

LNAs are in 99% of all communication systems



- ✓ Cryogenic Amplifiers
- ✓ Satcom Amplifiers
- ✓ Medium Power Amplifiers
- ✓ Narrow Band Amplifiers
- ✓ Surface Mount Amplifiers
- ✓ Space Qual Amps
- ✓ Ultra Wideband LNA's
- ✓ Octave Band LNA's
- ✓ Multi-Octave Band LNA's

High Tech Custom Solutions

Telecom & Communications

Space Qualified, Low Noise

Military Grade Technology

Investor Presentation December 2022 - Nasdaq: AMPG

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MMIC DESIGN CENTER DIVISION 14 Investor Presentation December 2022 - Nasdaq: AMPG The MMIC Design Center designs, develops and manufactures state-of- the-art signal-processing components for satellite and 5G communications networks, defense, space, and other commercial applications, allowing the Company to market its products to a wide base of customers requiring high technology in smaller packages.

Specialty Microwave designs and manufactures state-of-the-art precision SATCOM microwave components, RF subsystems, and specialized electronic assemblies for the military and commercial markets, flexible and rugged waveguides, waveguide adapters and more. SPECIALTY MICROWAVE DIVISION 15 Investor Presentation December 2022 - Nasdaq: AMPG

Spectrum Semiconductor Materials, is a global distributor of specialty semiconductor components and the largest authorized distributor of IC Ceramic Packages and Lids. The Company offers multi sourced plastic “open cavity” package options and has on site product inventory ready for immediate shipment. All packages comply with RoHS and REACH Directives and are certified to ISO 9001:2015 / AS9120B. Spectrum is based in San Jose, CA, was founded in 1990, and was acquired by AmpliTech in December 2021. SPECTRUM SEMICONDUCTOR MATERIALS DIVISION 16 Investor Presentation December 2022 - Nasdaq: AMPG

The True G Speed Services (AGTSS) division was founded to provide complete 5G system integration and ORAN compliant O-RU’s for telcos, enabling the industry to access ‘True G Speeds’. AGTSS provides Managed Services Cyber Security Cloud Services Data Sciences Telco Cloud Services 17 Investor Presentation December 2022 - Nasdaq: AMPG TRUE G SPEED SERVICES DIVISION

Crowded wireless frequency spectrum and older tower infrastructure Signal distortion (PIM), speed limitations and limited range in wireless base stations, cell towers, Wi-Fi hot spots, and many wireless communication systems Different architectures for different networks (CDMA, LTE, GSM, UMTS) make it difficult to expand universal coverage for 4G and 5G systems Billions of data records compromised Crypto-currency exchanges, social media, corporate and government servers HACKED and ransomware is prevalent Software-only protection hasn’t worked for the past 35 years THE PROBLEM 18 Investor Presentation December 2022 - Nasdaq: AMPG Increasing Demand for Higher Speed, Secure Networks Growing Number of Cyber Attacks1 1. Check Point Research, 2022

AMPLITECH'S SOLUTIONS

AMPLITECH GROUP



MMICs + CRYOGENIC COOLING + MIXED-SIGNAL CHIPSET + ANTI-HACKABLE NSA PROTOCOL CYBER PROTECTION AND SECURITY

AmpliTech
Amplifying Global Communications

AGMDC
An AmpliTech Group Company

SPECTRUM
SEMICONDUCTOR MATERIALS
An AmpliTech Group Company

- *MIXED SIGNAL* MMIC (Monolithic Microwave Integrated Circuit) Chipset. Transferring our connectorized LNA solutions via AmpliTech Inc, into MMICs via AGMDC
- Above solutions offered in customer selected semiconductor packages via Spectrum Semiconductors
- Latest Low Noise Amplifier (LNA) Technology to receive and amplify weak signals
- Cryogenically cooled assembly for enhanced coverage and reduced distortion for base stations and towers
- Cryogenic Amplifier assemblies are located at the antenna on the tower for retrofit, regardless of types of architecture (CDMA, GSM, etc.)
- Retrofittable solution for ALL types of communication systems
- Digital hardware quad-core processor and software to detect and eliminate cyber threats via SN2N solution
- *UNIQUE ONE-CHIP Solution provides ANTI-HACKABLE interface in any cellphone, computer, server, router, PDA, etc.*

Investor Presentation December 2022 - Nasdaq: AMPG

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EVOLUTION OF WIRELESS MOBILE TECHNOLOGY

AMPLITECH GROUP


1G
2G
3G
4G
"5G"

1980	1991	2001	2010	2022
• Analog architecture • Only voice calls available • 2.4 Kbps • Low frequency (800 MHz to 2 GHz)	• Digital architecture (GSM, CDMA) • More capacity • Improved voice calls • 64 Kbps • Low frequency	• Digital architecture • Voice and data • Internet access • Text and multimedia • 2 Mbps • MIMO • Higher freq (2-5 GHz)	• Enhanced data • LTE • Mobile broadband internet • Streaming video • 100 Mbps • 4-5 GHz frequency	• **NR (New Radio) mm Wave High Frequency (28 GHz) Small Cells with Multiple MIMO** • **Mm wave signal is lossy. Requires *many* small cells** • **10 Gbps data rates** • **Requires Cloud due to high speed and data capacity**

Investor Presentation December 2022 - Nasdaq: AMPG

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AMPLITECH's PRODUCTS ARE AN ESSENTIAL PART OF THE RAPIDLY EVOLVING EVOLUTION OF 5G AND SATELLITE NETWORKS

AMPLITECH GROUP

AMPG products optimize speed, clarity, and signal range, more efficiently[1] and for lower cost[2]



AmpliTech
Cryogenic LNAs*
MEO
LEO/MEO terminal
Satellites use LNAs
LEO
LEO
Terrestrial-satellite
Small cell access point
Satellite to EGS link
5G signal
Fiber
AmpliTech
Cryogenic LNAs*
AmpliTech
LNAs in Quantum Computers enable Cloud Computing
AmpliTech
Cryogenic LNAs*
Earth gateway station
TST enabled small cell
AmpliTech
Cryogenic LNAs*
BSmacro tower
AmpliTech MMICs in IoT devices
Data center
AmpliTech
Cryogenic LNAs in Small Cell Access points (AP)
AmpliTech MMICs in IoT devices

Source: SemanticScholar: Ultra-Dense LEO: Integration of Satellite Access Networks into 5G and Beyond, Figure 2

* Can be substituted for ambient LNAs based on the system requirements and budget constraints

1. Many AmpliTech parts have lower DC power consumption vs performance than other suppliers (www.amplitechinc.com).
2. Amplitech provides MMICs solutions vs connectorized modules at lower cost (www.amplitechinc.com).

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NO LONGER JUST AN LNA COMPANY “One‐Stop‐Shop” Approach, Radio Networks, LNA’s, LNB’s, MMICS, will allow AmpliTech to Maximize Market Growth Opportunities Accelerating Supply of Low‐Cost Bandwidth Availability AmpliTech Is Transitioning Into a One-Stop Shop to Provide True 5G Hardware Systems, including our Low Noise Figure Amplifiers, MMIC’s and Satellite Communication Equipment Expect Rapidly Growing Demand for True 5 G Speed Services 22 Investor Presentation December 2022 - Nasdaq: AMPG

COMPETITIVE DIFFERENTIATORS 23 Investor Presentation December 2022 - Nasdaq: AMPG Value-added products with technical, mechanical and assembly solutions Mature proven technology and architecture Strategies for quick-delivery, low-cost, and proven superior quality Speed in manufacturing and development Leading LNA and frontend hybrid MIC and MMIC designs Space qualified design heritage on Low Noise Amplifiers Vast thin-film and circuit technology design experience Experienced engineering and support staff

LAUNCHING IMPORTANT NEW PRODUCT LINES IN 2023 New & Enhanced Cryogenic LNAs for Quantum Computing Applications New LNB products, Ka & Ku Bands New and Enhanced MMIC chips - Radios, cell phones, satellites and antennas 5G ORAN radios - Installation in cell towers will enable retrofitting of 3G and 4G to achieve true 5G speed capability 24 Investor Presentation December 2022 - Nasdaq: AMPG

5 0 10 30 25 20 15 2020 2021 9 mos 2022 2023 Estimated Millions of Dollars Fiscal Year 2020 2021 9 mos 2022 2023 Estimated 2022 Guidance 25 Investor Presentation December 2022 - Nasdaq: AMPG NEW PRODUCTS DRIVING REVENUE GROWTH

PROFITABILITY ACHIEVED IN Q3 2022 26 Investor Presentation December 2022 - Nasdaq: AMPG

STRONG BALANCE SHEET TO SUPPORT GROWTH 27 Investor Presentation December 2022 - Nasdaq: AMPG

ON THE CUSP OF A NEW CHAPTER

AMPLITECH GROUP

- Industry innovators transitioning AmpliTech to system solutions for true 5G speeds, centered around Company's industry leading high performance low noise amplifiers (LNAs)
- 5G is breaking into mainstream, infrastructure needs are rapidly multiplying
- Expanding Blue Chip customer base demanding system solutions
- Future growth driven by new products and services
  - New MMIC chip designs with industry-leading low noise performance
  - Acquisition of Spectrum increases global distribution and specialized packaging for semiconductor chips
  - Launch of TGSS will provide managed Communications-as-a- Service (CaaS), a subscription-based support site service
- Achieved profitability in Q3 2022
- Highly invested management team with 33% insider holdings


3G
4G
5G
Image taken from Fierce Wireless

Investor Presentation December 2022 - Nasdaq: AMPG

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Thank You! NASDAQ: AMPG For more information, contact: Kirin Smith, President PCG Advisory, Inc. ksmith@pcgadvisory.com

APPENDIX 30 Investor Presentation December 2022 - Nasdaq: AMPG

AmpliTech Group Corporate Timeline

AMPLITECH GROUP

2002
AMPG founded by CEO Fawad Maqbool

2003
Produces industry leading designs optimizing Gain/ Noise ratio and achieving unparalleled communication performance

2019
Completes acquisition of Specialty Microwave

February 2021
Completes IPO, shares listed on Nasdaq

April 2021
Completes capital raise of $23 million

October 2021
Launches MMIC Design Center

Dec 2021
Acquisition of Spectrum Semiconductor Materials completed

May 2022
AmpliTech & Specialty move into one larger facility for increased collaboration

Aug 2022
Creates TGSS to provide managed solutions for 5G communication systems

Sept 2022
Awarded Membership in Meta Platform's Telecom Infra Project (TIP)

Q3 2022
MMIC chips available to customers for sampling purposes

Q3 2022
Achieves profitability, reports net income of $0.6 million

Q2 2023
MMIC chips expected to be available on a COTS (commercial off-the-shelf) basis

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